                                                                     EXHIBIT 1.1

                               Weeks Corporation
            Common Stock, Preferred Stock and Common Stock Warrants

              ---------------------------------------------------

                             Underwriting Agreement
                             ----------------------

                                                                 October 7, 1997



To the Representatives of the several
 Underwriters named in the respective
 Pricing Agreements hereinafter described.

Ladies and Gentlemen:

    From time to time, Weeks Corporation, a Georgia corporation (the "Company") and the owner of 100% of the shares of both Weeks GP Holdings, Inc. ("Weeks GP") and Weeks LP Holdings, Inc. ("Weeks LP"), the general partner and a limited partner, respectively, of Weeks Realty, L.P., a Georgia limited partnership (the "Operating Partnership"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) shares of its common stock, par value $.01 per share ("Common Stock"), shares of its preferred stock, par value $.01 per share ("Preferred Stock") and/or warrants to purchase shares of Common Stock ("Common Stock Warrants") (collectively, the "Shares") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Shares"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of shares of Common Stock, Preferred Stock and/or Common Stock Warrants, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Shares".

    The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

    1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the

Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

    2. The Company and the Operating Partnership, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

        (a) A registration statement on Form S-3 (File No. 333-32755) in respect of the Shares and in respect of debt securities of the Operating Partnership has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act") each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act

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     after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

        (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

        (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

        (d) None of the Company, the Operating Partnership or any of their subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus which loss or interference would have a material adverse effect on the consolidated financial position or results of operations of the Company, the Operating Partnership and their subsidiaries taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, the capital of the Operating Partnership or the capital stock or equity capital of any of the Company's or the Operating Partnership's subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity (including, with respect to the Operating Partnership or other

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     partnership subsidiaries, partnership capital) or results of operations of the Company, the Operating Partnership and their subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

        (e) The Company, the Operating Partnership and their subsidiaries have good and marketable title in fee simple to all real property and own all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, the Operating Partnership and their subsidiaries; and any real property and buildings held under lease by the Company, the Operating Partnership and their subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, the Operating Partnership and their subsidiaries, in each case except as set forth in the Prospectus;

        (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, has the corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or be in good standing in any such jurisdiction; the Operating Partnership and each other partnership subsidiary of the Company or the Operating Partnership, as the case may be, has been duly organized and is validly existing as a partnership in good standing under the laws of its jurisdiction of organization, has the partnership power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign partnership or otherwise for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or be in good standing in any such jurisdiction; and each corporate subsidiary of the Company or the Operating Partnership, as the case may be, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation or otherwise for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or be in good standing in any such jurisdiction;

        (g) The authorized capitalization of the Company and its consolidated subsidiaries is as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P., as amended (the "Operating Partnership Agreement") and the partnership agreement of each other partnership subsidiary of the Company or the Operating Partnership, as the case may be, has been duly authorized, executed and delivered by each partner thereof and is valid, legally binding and enforceable in accordance with its terms; and all of the partnership interests in the Operating Partnership and each other partnership subsidiary of the Company or the Operating Partnership, as the case may be, and all of the issued shares of capital stock of each corporate subsidiary of the Company or the Operating Partnership, as the case may be, have been duly and validly

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     authorized and issued, are fully paid and, in the case of corporate subsidiaries, are non-assessable, and (except as described in the Prospectus) are owned directly or indirectly by the Company or the Operating Partnership, free and clear of all liens, encumbrances, equities or claims;

        (h) The Shares have been duly and validly authorized, and, when any Firm Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares and, in the case of any Optional Shares, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares;

        (i) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each overallotment option, if any, and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company, the Operating Partnership or any of their subsidiaries is a party or by which the Company, the Operating Partnership or any of their subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of their subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Articles of Incorporation or By-laws of the Company, the Operating Partnership Agreement, the organizational documents of any of their subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or any of their subsidiaries or any of their properties, except for such conflict, breach, violation or default as would not individually or in the aggregate have a material adverse effect on the consolidated financial position or results of operations of the Company, the Operating Partnership and their subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or any overallotment option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act, such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or New York State real estate syndication laws in connection with the purchase and distribution of the Shares by the Underwriters, or such consents, approvals, authorizations, registrations or qualifications the failure to obtain which would not individually or in the aggregate result in a material adverse effect on the consolidated financial position or results of operations of the Company, the Operating Partnership and their subsidiaries taken as a whole;

        (j) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Operating Partnership or any of their subsidiaries is a party or of which any property of the Company, the Operating Partnership or any of their subsidiaries is the subject which, if determined adversely to the Company, the Operating Partnership or any of their subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity (including, with respect to the Operating Partnership and other partnership subsidiaries, partnership capital) or results of operations of the Company, the Operating Partnership and their subsidiaries taken as a whole;

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     and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (k) Except as set forth in the Registration Rights Agreements copies of which are filed as an exhibit to the Company's Annual Report on Form 10-K most recently filed with the Commission, no holders of any securities of the Company or the Operating Partnership have any rights to require the Company or the Operating Partnership to register any such securities under the Act;

        (l) None of the Company, the Operating Partnership or any of their subsidiaries is (i) in violation of its Articles of Incorporation or By-laws or other organizational documents or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults as would not individually or in the aggregate have a material adverse effect on the consolidated financial position or results of operations of the Company, the Operating Partnership and their subsidiaries taken as a whole;

        (m) The statements set forth in the Prospectus under the captions "Description of Capital Stock" and "Description of Common Stock Warrants", insofar as they purport to constitute a summary of the terms of the Shares, and under the captions "Federal Income Tax Considerations" and "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects;

        (n) None of the Company, the Operating Partnership or any of their subsidiaries is, or will be, after giving effect to the issuance and sale of the Shares by the Company, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act");

        (o) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

        (p) Arthur Andersen LLP, who have certified certain financial statements of the Company, the Operating Partnership and their subsidiaries, and Ernst & Young, who have certified certain financial statements in connection with certain acquisitions by the Company, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

    3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

    The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree

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in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

    The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

    4. Certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

    5. The Company agrees with each of the Underwriters of any Designated
Shares:

        (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Shares and prior to any Time of Delivery for such Shares which shall be disapproved by the Representatives for such Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

        (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Shares and from time to time, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

        (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

        (e) To use its best efforts to meet the requirements to qualify, for each taxable year ended December 31, as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code");

        (f) Not to invest, reinvest or otherwise use the proceeds received by the Company in such a manner, or take any action, or omit to take any action, that would cause the Company to become an "investment company" as that term is defined in the Investment Company Act; and to use the proceeds from the sale of the Shares for the purposes described in the Prospectus under the caption "Use of Proceeds";

        (g) To use its reasonable best efforts to list, subject to official notice of issuance, the Shares on the New York Stock Exchange including, in the case of Warrants, the shares of Common Stock to be received upon exercise of Warrants; and

         (h) During the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing to and including the later of (i) the termination of trading restrictions for such Designated Shares, as notified to the Company by the Representatives and (ii) the last Time of Delivery for such Designated Shares, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Designated Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion of convertible or exchangeable securities outstanding as of, the date of the Pricing Agreement for such Designated Shares) without the prior written consent of the Representatives.

    6. The Company covenants and agrees with the several Underwriters of any Designated Shares that the Company will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing certificates for the Shares;
(vi) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and (vii) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

    7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Operating Partnership in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares, true and correct, the condition that the Company and the Operating Partnership shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

        (a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

         (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Shares, with respect to the incorporation of the Company, the organization of the Operating Partnership, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement and the Prospectus as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

        (c) Counsel for the Company and the Operating Partnership satisfactory to the Representatives shall have furnished to the Representatives their written opinions (a draft of each such opinion is attached as Annex II hereto), dated each Time of Delivery for such Designated Shares, respectively, in form and substance satisfactory to the Representatives, to the effect that:

       (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, and has the corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

       (ii) The authorized capital stock of the Company is as set forth in the Prospectus as amended or supplemented, and all of the issued capital stock of the Company (including the Designated Shares being delivered at such Time of Delivery), have been duly and validly authorized and issued and are fully paid and non-assessable; and the Designated Shares conform to the description thereof in the Prospectus as amended or supplemented;

       (iii) Each of the Company, the Operating Partnership and their subsidiaries is duly qualified as a foreign corporation, partnership or otherwise for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company, the Operating Partnership and their subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

       (iv) Each corporate subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of each such corporate subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus as amended or supplemented) based upon a review of the stock books and records of each corporate subsidiary are owned directly or indirectly by the Company, the Operating Partnership, A. Ray Weeks, Jr., Thomas D. Senkbeil or Forrest W. Robinson, as the case may be, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

       (v) Each of the Operating Partnership and each other direct or indirect partnership subsidiary of the Company has been duly organized and is validly existing as a partnership in good standing under the laws of its jurisdiction of organization; each of the Operating

 Partnership Agreement and the partnership agreement of each such other direct or indirect partnership subsidiary of the Company has been duly authorized, executed and delivered by the Company, the Operating Partnership or any of their subsidiaries, as the case may be, and constitutes the valid and legally binding obligation of the Company, the Operating Partnership or such subsidiaries, as the case may be, and, assuming the due authorization, execution and delivery by each other party thereto, constitutes the valid and legally binding obligation of each such party, and is enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to the effect of general principles of equity; and except as described in the Prospectus as amended or supplemented, based upon a review of the books and records of the Operating Partnership and each partnership subsidiary, all of the general partnership interests in the Operating Partnership and all of the partnership interests in each other partnership subsidiary of the Company are owned directly or indirectly by the Company, with respect to the Operating Partnership, and by the Company, the Operating Partnership or one or more of their subsidiaries, with respect to each other partnership subsidiary, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or the subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

       (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company, the Operating Partnership or any of their subsidiaries is a party or of which any of the Properties (as defined in the Prospectus as amended or supplemented) or any other property of the Company, the Operating Partnership or any of their subsidiaries is the subject which is reasonably likely to have individually or in the aggregate a material adverse effect on the consolidated financial position, shareholders' equity (including, with respect to the Operating Partnership or other partnership subsidiaries, partnership capital) or results of operations of the Company, the Operating Partnership and their subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

       (vii) This Agreement and the Pricing Agreement with respect to the Designated Shares have been duly authorized, executed and delivered by the Company and the Operating Partnership;

       (viii) The issue and sale of the Designated Shares being delivered at such Time of Delivery by the Company, the compliance by the Company and the Operating Partnership with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Shares and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company, the Operating Partnership or any of their subsidiaries is a party or by which the Company, the Operating Partnership or any of their subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of their subsidiaries is subject, except for any conflicts, breaches, violations or defaults in the case of such other material agreements or instruments which would not have a material adverse effect on the consolidated financial position or results of operations of the Company, the Operating Partnership and their subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Amended and Restated Articles of Incorporation or By-laws of the Company, the Operating Partnership Agreement, the organizational documents of any of their subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or any of their subsidiaries or any of their properties;

       (ix) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Shares being delivered at such Time of Delivery or the consummation by the Company or the Operating Partnership of the transactions contemplated by this Agreement or such Pricing Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or New York State real estate syndication laws in connection with the purchase and distribution of the Designated Shares by the Underwriters;

       (x) The statements made under the captions "Description of Capital Stock", "Description of Common Stock Warrants" and "Federal Income Tax Considerations" in the Prospectus, to the extent they constitute matters of law or legal conclusions, or constitute summaries of documents described therein, are true and accurate in all material respects, and fairly present the information called for by the Act and the rules and regulations thereunder with respect to the matters set forth therein;

       (xi) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

       (xii) Each of the Company's partnership subsidiaries, including, without limitation, the Operating Partnership, is properly treated as a partnership for federal income tax purposes and not as a "publicly traded partnership";

       (xiii) Commencing with the Company's taxable year ending December 31, 1994, the Company has been constituted in conformity with the requirements for qualification as a real estate investment trust under the Code and the Company's historic and proposed methods of operation have enabled and will enable the Company to meet the requirements for qualification and taxation as a real estate investment trust under the Code; and

    (xiv) The Prospectus as amended or supplemented and the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

       In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and representatives of the Underwriters and their counsel during which the contents of the Registration Statement and Prospectus as amended or supplemented and related matters were discussed and reviewed, and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration

 Statement or the Prospectus as amended or supplemented, except as set forth in clause (x) above and except for the statements concerning such firm appearing under the caption "Legal Matters" therein, on the basis of the information that was developed in the course of the performance of the service referred to above, nothing has come to their attention that caused them to believe that (i) the Registration Statement or any amendment thereto made prior to such Time of Delivery (other than the financial statements and schedules and the other financial data therein, as to which such counsel need express no belief), at the time such Registration Statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus as amended or supplemented and any further amendment or supplement thereto made prior to such Time of Delivery (other than the financial statements and schedules and the other financial data therein, as to which such counsel need express no belief), on the date of such Prospectus, amendment or supplement or as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and schedules and the other financial data therein, as to which such counsel need express no belief), when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading. Such counsel shall also state that they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Georgia and the federal laws of the United States.

        (d) On the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex III hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

        (e) (i) None of the Company, the Operating Partnership, any of their subsidiaries or the Properties (as such term is defined in the Prospectus as amended or supplemented) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the

     Designated Shares any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares there shall not have been any material change in the capital stock, short-term debt or long-term debt of the Company, the capital of the Operating Partnership or the capital stock or equity capital of any of the Company's or the Operating Partnership's subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity (including, with respect to the Operating Partnership or other partnership subsidiaries, partnership capital) or results of operations of the Company, the Operating Partnership and their subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Shares;

        (f) On or after the date of the Pricing Agreement relating to the Designated Shares (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

        (g) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares;

        (h) The Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

        (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Shares; and

        (j) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Operating Partnership herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section, as to the due authorization and issuance of Common Stock issued by the Company prior to such Time of Delivery and as to such other matters as the Representatives may reasonably request.

       8. (a) The Company and the Operating Partnership, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Operating Partnership shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares.

         (b) Each Underwriter will indemnify and hold harmless the Company and the Operating Partnership against any losses, claims, damages or liabilities to which the Company or the Operating Partnership may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Operating Partnership for any legal or other expenses reasonably incurred by the Company or the Operating Partnership in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection
     (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company or the Operating Partnership bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

         (e) The obligations of the Company and the Operating Partnership under this Section 8 shall be in addition to any liability which the Company and the Operating Partnership may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Operating Partnership within the meaning of the Act.

         9.(a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

         (b)       If, after giving effect to any arrangements for the purchase
     of the Firm Shares   or Optional Shares, as the case may be, of a
     defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or

     Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c)       If, after giving effect to any arrangements for the purchase
     of the Firm Shares   or Optional Shares, as the case may be, of a
     defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Operating Partnership, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Operating Partnership and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Operating Partnership, or any officer or director or controlling person of the Company or the Operating Partnership, and shall survive delivery of and payment for the Shares.

    11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Company nor the Operating Partnership shall be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company and the Operating Partnership will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company and the Operating Partnership shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

    12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Operating Partnership shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such

Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Operating Partnership and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Operating Partnership or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

    14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business and the term "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

    15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

  16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.



                                         Very truly yours,

                                         WEEKS CORPORATION

                                By:   /s/ David P. Stockert
                                   ------------------------------------
                                   Name:  David P. Stockert
                                   Title: Chief Financial Officer


                                         WEEKS REALTY, L.P.

                                By:  WEEKS GP HOLDINGS, INC., its
                                      General Partner

                                By:   /s/ David P. Stockert
                                   ------------------------------------
                                   Name:  David P. Stockert
                                   Title: Chief Financial Officer